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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 21, 2003
                        (Date of earliest event reported)


                             SONICBLUE INCORPORATED
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-21126                  77-0204341
      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)


          2841 MISSION COLLEGE BOULEVARD, SANTA CLARA, CALIFORNIA 95054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 588-8000


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Item 3. Bankruptcy or Receivership.

      On March 21, 2003, SONICblue Incorporated (the "Registrant"), together with three of its wholly owned subsidiaries, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation, filed voluntary petitions for bankruptcy under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court ("Bankruptcy Court") for the Northern District of California, San Jose Division.

      The Bankruptcy Court assumed jurisdiction over the Registrant's assets as of the date of the Registrant's bankruptcy petition. The Registrant, as a debtor-in-possession, intends to remain in possession of its assets and to continue to manage and operate its businesses and properties, subject to the provisions of the Code and the supervision and orders of the Bankruptcy Court, while seeking to sell some of its assets.

      There can be no assurance, however, that the Registrant will remain a debtor-in-possession and that a trustee will not be appointed to operate the Registrant's business. Furthermore, no assurance can be given that the Registrant will retain control of its assets during the pendency of the bankruptcy case or that the Bankruptcy Court will approve the sale of assets as currently proposed by the Registrant. The Registrant's current business relationships and arrangements and the Registrant's ability to negotiate future business arrangements may be adversely affected by the filing by the Registrant of the bankruptcy petition.

      On March 21, 2003, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

      Except for the historical information contained herein, the matters set forth in this Report, including statements as to the Registrant's ability to retain control of its business and assets during bankruptcy and its ability to sell its assets, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the availability and feasibility of strategic options, general economic and industry conditions, the impact of competitive products and pricing and of alternative technological advances, the release of new products from the Registrant's competitors, the ability of the Registrant and its suppliers and partners to meet scheduled delivery and release dates, product engineering and marketing decisions of the Registrant and others, and other risks detailed from time to time in the SEC reports of SONICblue Incorporated, including its annual report on Form 10-K for the year ended December 31, 2001 and its quarterly report on Form 10-Q for the quarter ended September 30, 2002. These forward-looking statements speak only as of the date hereof. SONICblue disclaims any obligation to update these forward-looking statements.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press Release dated March 21, 2003.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: March 21, 2003.

                                    SONICBLUE INCORPORATED



                                  By            /s/ Marcus Smith
                                     -------------------------------------------
                                                    Marcus Smith
                                      Vice President and Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit
 Number                    Description
 ------                    -----------
  99.1         Press Release dated March 21, 2003.